EXHIBIT 32

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of The Quantum Group, Inc. (the "Company") for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, Noel
J. Guillama, Chief Executive Officer of the Company, and, I, Donald B. Cohen, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         THE QUANTUM GROUP, INC.
         Registrant

Date:  February 13, 2004

          /s/ Noel J. Guillama
         -----------------------
         Noel J. Guillama
         President, Director and
         Chief Executive Officer


         THE QUANTUM GROUP, INC.
         Registrant

Date:  February 13, 2004

         /s/ Donald B. Cohen
         -----------------------------
         Donald B. Cohen
         Vice-President, Director and
         Chief Financial Officer